                                                                OCTOBER 26, 2001

DEAR SHAREHOLDER:

    This financial report covers the fiscal year ended September 30, 2001, which is our twenty-ninth fiscal year of operations.

    The U.S. bond market anticipated lackluster growth in the economy during the year focusing primarily on a fall-off in industrial production, increased unemployment, and declining consumer confidence. With inflation concerns in check, the Federal Reserve adopted an aggressive easing policy to stimulate growth, regularly cutting its target Fed funds rate for a total of 250 basis points by August 2001. With excess capacity in the pipeline business investment was expected to be weak; however, some believed the Fed stimulus would keep consumer spending on the upswing thereby thwarting a recession.

    Unfortunately, the September 11, 2001 terrorist attacks on the U.S. clearly hastened the economic decline in the near-term. With the financial infrastructure partially destroyed, the Fed lowered its target short-term lending rates further to accommodate a significant need for liquidity and combat a further decline in consumer confidence. Over the twelve-month period ending September 30, 2001, two-year Treasuries had declined 312 basis points in yield while thirty-year bonds declined only 46 basis points. We presently believe long-term interest rates are fairly priced and inflation risks are muted in light of the aggressive Fed stance and the possibility of additional fiscal stimulus. At current levels, short-term interest rates appear too low and should increase.

    After experiencing steady spread tightening throughout the year, corporate bonds fared poorly on the heels of the terrorist attacks. Revised economic forecasts and uncertainty surrounding corporate earnings created a preference for higher quality assets. We believe the re-pricing of the corporate bond sector was justified and that the sector now fairly compensates investors for the associated credit risk. Fort Dearborn is heavily influenced by the performance of the corporate bond market, yet by adding exposure to liquid and relatively defensive AAA sectors; the portfolio was well positioned for a weak economic front.

    Net investment income for the year was $1.04 per share and net realized and unrealized gains on investments totaled $0.90 per share. On September 30, 2001, the net asset value per share was $15.95 and the stock closed that day at $14.84 per share, providing a 7% discount. For the year ended September 30, 2001, the Fund return was 18.98% based on market value and 13.22% based on net asset value.

    During the fiscal year, the Board of Directors declared four regular quarterly dividends of $0.26 per share payable on December 15, 2000, and on March 23, June 15 and September 17, 2001.

    No new shares of capital stock were issued in the fiscal year. On
September 30, 2001, there were 8,775,665 shares of capital stock outstanding and the net assets applicable to those shares were $140.0 million.

    At the end of the fiscal year the 90 issues in the portfolio had an average market yield of 6.44%, an average Moody's quality rating of A1, an average duration of 7.9, and an average maturity of 14.3 years. The distribution of the portfolio maturities and quality was as follows:

Maturities
-----------------------------------------
0-1 year                              0.6%
1-3 years                             6.2
3-5 years                             4.2
5-10 years                           51.0
10-20 years                          10.0
20 plus years                        28.0
                                   ------
                                    100.0%
Moody's Quality Breakdown
-----------------------------------------
Treasury, Agency and Aaa             33.9%
Aa                                    8.3
A                                    23.8
Baa                                  31.3
Below Baa                             2.7
                                   ------
                                    100.0%

STOCK REPURCHASE PLAN:

    On July 28, 1988, the Board of Directors of the Company approved a resolution to repurchase up to 700,000 of its common shares. The Company may repurchase shares, at a price not in excess of market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholder's best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

    Under such law, the Company is required to give written notice to all shareholders of its intention to purchase stock within six months of the actual repurchase of shares. This report is to serve as notice to all shareholders with respect to any shares repurchased within the next six months pursuant to the Company's stock repurchase plan.

    Audited financial statements for the year ended September 30, 2001, and a list of the securities owned on that date are included in this report.

                                                      Sincerely,

                                                      /s/ Jeffrey J. Diermeier

                                                      Jeffrey J. Diermeier, CFA
                                                      PRESIDENT

FORT DEARBORN INCOME SECURITIES, INC. is a closed-end bond fund investing principally in investment grade long-term fixed income debt securities. The primary objective of Fort Dearborn is to provide its shareholders with:

    - a stable stream of current income consistent with external interest rate conditions, and

    - a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Fort Dearborn Income Securities
MARKET VALUE OF INDEX AND SHARE PRICE(1) WITH ALL DIVIDENDS REINVESTED AS OF SEPTEMBER 30, 2001

                             ANNUALIZED RETURNS
                                 12 MONTHS       SINCE INCEPTION
Fort Dearborn                            18.98%            8.71%
Investment Grade Bond Index               13.07             8.06

$ WEALTH INDEX
                   INVESTMENT       FORT
                GRADE BOND INDEX  DEARBORN
12/31/72                   18.17     18.17
3/31/73                    18.16     18.17
6/30/73                    18.06     17.10
9/30/73                    18.41     17.09
12/31/73                   18.23     16.74
3/31/74                    17.55     13.73
6/30/74                    16.61     15.62
9/30/74                    16.07     13.40
12/31/74                   17.05     16.33
3/31/75                    17.83     16.82
6/30/75                    18.43     17.61
9/30/75                    17.79     16.79
12/31/75                   19.39     16.54
3/31/76                    20.17     18.45
6/30/76                    20.19     18.37
9/30/76                    21.28     20.03
12/31/76                   22.83     20.26
3/31/77                    22.26     20.50
6/30/77                    23.08     21.07
9/30/77                    23.28     21.49
12/31/77                   23.04     20.68
3/31/78                    23.00     20.93
6/30/78                    22.70     21.00
9/30/78                    23.36     20.90
12/31/78                   22.84     19.04
3/31/79                    23.16     20.31
6/30/79                    24.15     21.40
9/30/79                    23.61     20.84
12/31/79                   21.70     19.25
3/31/80                    18.79     17.16
6/30/80                    23.31     20.99
9/30/80                    20.76     18.99
12/31/80                   20.93     19.11
3/31/81                    20.69     19.19
6/30/81                    20.24     19.51
9/30/81                    18.40     19.39
12/31/81                   20.51     20.85
3/31/82                    21.47     21.83
6/30/82                    21.63     22.26
9/30/82                    26.21     26.55
12/31/82                   29.02     28.83
3/31/83                    30.14     29.96
6/30/83                    30.55     31.44
9/30/83                    30.40     31.01
12/31/83                   30.59     31.22
3/31/84                    30.09     32.50
6/30/84                    28.94     30.21
9/30/84                    32.51     32.66
12/31/84                   35.48     37.09
3/31/85                    35.82     37.34
6/30/85                    40.17     43.27
9/30/85                    40.92     42.71
12/31/85                   45.80     46.79
3/31/86                    50.64     53.14
6/30/86                    50.88     55.71
9/30/86                    51.74     56.95
12/31/86                   54.47     57.70
3/31/87                    55.37     60.37
6/30/87                    53.02     58.78
9/30/87                    49.70     55.66
12/31/87                   53.50     56.99
3/31/88                    55.86     62.51
6/30/88                    56.58     63.41
9/30/88                    57.95     63.23
12/31/88                   58.38     65.30
3/31/89                    59.10     63.95
6/30/89                    64.57     69.00
9/30/89                    64.91     71.79
12/31/89                   67.02     73.38
3/31/90                    65.82     75.08
6/30/90                    68.35     75.50
9/30/90                    67.72     74.62
12/31/90                   71.21     80.42
3/31/91                    74.02     83.65
6/30/91                    75.16     85.57
9/30/91                    80.14     91.67
12/31/91                   84.58     96.45
3/31/92                    83.43     93.81
6/30/92                    87.02     97.18
9/30/92                    91.22    102.91
12/31/92                   91.65    101.67
3/31/93                    96.61    108.40
6/30/93                   100.19    113.71
9/30/93                   104.21    117.42
12/31/93                  103.37    112.65
3/31/94                    98.48    107.51
6/30/94                    96.30    106.80
9/30/94                    96.42    105.14
12/31/94                   97.14    101.57
3/31/95                   103.18    107.51
6/30/95                   111.98    116.50
9/30/95                   114.54    118.69
12/31/95                  121.13    126.33
3/31/96                   116.32    124.45
6/30/96                   116.17    122.62
9/30/96                   118.35    129.34
12/31/96                  123.00    137.71
3/31/97                   120.84    135.62
6/30/97                   126.34    142.43
9/30/97                   131.91    148.57
12/31/97                  136.87    156.83
3/31/98                   138.88    160.03
6/30/98                   142.78    159.51
9/30/98                   147.81    166.11
12/31/98                  148.73    178.86
3/31/99                   146.24    174.77
6/30/99                   142.24    164.31
9/30/99                   142.02    161.53
12/31/99                  140.99    145.64
3/31/00                   143.82    157.67
6/30/00                   144.71    164.57
9/30/00                   149.23    168.54
12/31/00                  155.49    176.54
3/31/01                   161.70    190.74
6/30/01                   162.17    201.74
9/30/01                   168.73    200.53

Returns are net of fees
(1) Share price return is impacted by changes in the premium or discount to the net asset value (NAV). At September 30, 2001, the share price was at a 6.96% discount to NAV.

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2001

ASSETS:
Portfolio of investments: (Note 1A)
  Debt securities, at value (cost $133,319,858).............  $ 137,182,360
  Short-term securities, at cost, which approximates
    market..................................................        619,213
                                                              -------------
      Total portfolio of investments........................    137,801,573
Receivable for investments sold.............................      2,178,651
Receivable for interest on debt securities (Note 1B)........      2,290,912
                                                              -------------
      Total assets..........................................    142,271,136
                                                              -------------
LIABILITIES:
Expenses:
  Payable for investments purchased.........................      2,025,395
  Accrued investment advisory and administrative fees (Note
    6)......................................................        157,485
  Accrued custodial and transfer agent fees.................         16,660
  Accrued other expenses....................................         89,691
                                                              -------------
      Total liabilities.....................................      2,289,231
                                                              -------------
NET ASSETS (equivalent to $15.95 per share for 8,775,665
 shares of capital stock outstanding) (Note 4)..............  $ 139,981,905
                                                              =============
Analysis of Net Assets:
  Shareholder capital (Note 4)..............................  $ 135,120,133
  Accumulated undistributed net investment income (Note
    3)......................................................        228,941
  Accumulated net realized gain on investments
    (Note 1C, 3)............................................        770,329
  Unrealized appreciation on investments....................      3,862,502
                                                              -------------
  Net assets applicable to outstanding shares...............  $ 139,981,905
                                                              =============

                       See Notes to Financial Statements.

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               SEPTEMBER 30, 2001

Investment income:
  Interest income earned....................................  $   9,985,140
  Dividend income earned....................................         68,100
                                                              -------------
  Total income earned.......................................     10,053,240
                                                              -------------
Expenses:
  Investment advisory and administrative fees (Note 6)......        644,156
  Transfer agent and dividend disbursing agent fees.........         84,201
  Directors' fees...........................................         78,500
  Stockholders' reports and annual meeting fees.............         42,369
  Custody fees..............................................         40,832
  Professional fees.........................................         39,124
  Franchise taxes...........................................          8,333
  Other expenses............................................         26,822
                                                              -------------
Total expenses..............................................        964,337
                                                              -------------
Net investment income.......................................      9,088,903
                                                              -------------
Net realized and unrealized gain (loss) on investments:
  Net realized gain from investment transactions............      1,972,541
  Change in unrealized appreciation.........................      5,958,527
                                                              -------------
Total realized and unrealized gain (loss) on investments....      7,931,068
                                                              -------------
Net increase in net assets from operations..................  $  17,019,971
                                                              =============

                       See Notes to Financial Statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                FOR THE YEAR ENDED SEPTEMBER 30,
                                                     2001             2000
                                                ---------------  ---------------
From operations:
  Net investment income.......................    $  9,088,903     $  9,189,415
  Net realized gain (loss) from investment
    transactions..............................       1,972,541       (1,247,286)
  Change in unrealized appreciation of
    investments...............................       5,958,527          696,261
                                                  ------------     ------------
  Net increase in net assets from
    operations................................      17,019,971        8,638,390
Distributions to shareholders from: (Note 3)
  Net investment income.......................      (9,126,692)      (9,130,884)
  Net realized gain...........................              --          (57,118)
                                                  ------------     ------------
    Total distributions.......................      (9,126,692)      (9,188,002)
From capital share transactions: (Note 4)
  Net asset value of shares repurchased from
    shareholders..............................              --         (169,805)
                                                  ------------     ------------
    Net increase (decrease) in net assets.....       7,893,279         (719,417)
Net assets:
  Beginning of period.........................     132,088,626      132,808,043
                                                  ------------     ------------
  End of period (including undistributed net
    investment income of $228,941 and
    $278,670, respectively) (Note 3)..........    $139,981,905     $132,088,626
                                                  ============     ============

                       See Notes to Financial Statements.

                              FINANCIAL HIGHLIGHTS

Financial highlights for each share of capital stock outstanding through each period:

                                                         YEARS ENDED SEPTEMBER 30,
                                         ---------------------------------------------------------
                                           2001        2000        1999        1998        1997
                                         ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of period...   $ 15.05    $  15.11    $  16.87    $  16.30    $  15.97
                                          -------    --------    --------    --------    --------
Net investment income (1)..............      1.04        1.05        1.05        1.05        1.09
Net realized and unrealized gain (loss)
 on investments........................      0.90       (0.06)      (1.27)       0.71        0.89
                                          -------    --------    --------    --------    --------
Total from investment operations.......      1.94        0.99       (0.22)       1.76        1.98
  Less distributions from:
    Net investment income..............     (1.04)      (1.04)      (1.04)      (1.04)      (1.21)
    Net realized gain..................        --       (0.01)      (0.50)      (0.15)      (0.44)
                                          -------    --------    --------    --------    --------
Total distributions....................     (1.04)      (1.05)      (1.54)      (1.19)      (1.65)
                                          -------    --------    --------    --------    --------
Net asset value, end of period.........   $ 15.95    $  15.05    $  15.11    $  16.87    $  16.30
                                          =======    ========    ========    ========    ========
Market price per share at end of
 period................................   $ 14.84    $  13.38    $  13.88    $  15.75    $  15.19
Total investment return (market value)
 (2)...................................    18.98%       4.34%     (2.76)%      11.81%      14.86%
Total return (net asset value) (3).....    13.22%       6.77%     (1.48)%      11.07%      13.06%
Net assets at end of period (in
 millions).............................   $139.98    $ 132.09    $ 132.81    $ 148.30    $ 143.33
Ratios of expenses to average net
 assets................................     0.71%       0.74%       0.73%       0.71%       0.75%
Ratio of net investment income to
 average net assets....................     6.68%       7.01%       6.61%       6.29%       6.81%
Portfolio turnover.....................    142.7%       73.8%       69.9%       63.5%      130.0%
Number of shares outstanding at end of
 period (in thousands).................     8,776       8,776       8,789       8,789       8,793

--------------------------

(1) Net investment income includes amortization of discounts and premiums.

(2) Total investment return (market value) reflects the market value experiences of a continuous shareholder who made commission-free acquisitions through distributions in accordance with the shareholder reinvestment plan.

(3) Total return (net asset value) reflects the Company's portfolio performance and is the combination of reinvested dividend income, reinvested capital gains distributions at net asset value (NAV), if any, and changes in NAV per share.

                       See Notes to Financial Statements.

                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2001

                                                         MOODY'S
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
             DEBT SECURITIES--(99.5%)

             / / MUNICIPAL SECURITIES--(2.5%)
             New Jersey Economic Development Authority,
$10,000,000  Zero Coupon Revenue Bond, due 02/15/18....  Aaa      $  2,946,695  $  3,492,100
                                                                  ------------  ------------

             / / U.S. GOVERNMENT SECURITIES--(23.6%)
             DIRECT OBLIGATIONS--(12.7%)
             U.S. Treasury Bond,
 12,840,000   6.625%, due 02/15/27.....................  Aaa        14,255,494    14,810,144
             U.S. Treasury Notes,
  1,300,000   6.250%, due 05/15/30.....................  Aaa         1,416,580     1,446,758
  1,125,000   6.500%, due 02/15/10.....................  Aaa         1,276,875     1,276,524
                                                                  ------------  ------------
                                                                    16,948,949    17,533,426
                                                                  ------------  ------------
             AGENCY--(10.9%)
  7,280,000  Fannie Mae, 7.125%, due 01/15/30..........  Aaa         8,084,472     8,236,454
             Federal Home Loan Mortgage Corp.,
              Guaranteed Mortgage Certificates,
      3,967   9.000%, due 08/01/04 Pool # 503997.......  (a)             4,141         4,161
             Federal National Mortgage Association,
              Guaranteed Mortgage Pass Thru
              Certificates,
  3,284,684   6.500%, due 03/01/28 Pool # 417916.......  (a)         3,267,747     3,343,601
  1,279,370   7.000%, due 03/01/31 Pool # 253824.......  (a)         1,295,562     1,330,899
    770,757   7.000%, REMIC, due 06/25/13,
               Series 1994-106, Class Z................  (a)           716,718       803,050
             Government National Mortgage Association,
              Pass Thru Mortgage Backed Certificates,
  1,259,601   6.500%, due 05/15/29 Pool # 781029.......  (a)         1,162,178     1,284,347
                                                                  ------------  ------------
                                                                    14,530,818    15,002,512
                                                                  ------------  ------------
             Total U.S. Government Securities..........             31,479,767    32,535,938
                                                                  ------------  ------------

             / / CORPORATE BONDS AND NOTES--(73.4%)
             INDUSTRIAL--(19.4%)
    645,000  Abitibi - Consolidated Finance LP, 7.875%,
              due 08/01/09.............................  Baa3          656,586       675,449
    335,000  Amerada Hess Corp., 6.650%, due
              08/15/11.................................  Baa1          336,550       335,439
    650,000  Anadarko Finance Co., 7.500%, due
              05/01/31.................................  Baa1          686,724       663,028

                       See Notes to Financial Statements.

                               SEPTEMBER 30, 2001

                                                         MOODY'S
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
$ 1,335,000  AOL Time Warner, Inc., 6.750%, due
              04/15/11.................................  Baa1     $  1,331,663  $  1,361,077
  1,270,000  Avon Products, Inc., 7.150%, due
              11/15/09.................................  A2          1,295,977     1,350,829
  1,360,000  Black & Decker Corp., 7.125%, due
              06/01/11.................................  Baa2        1,369,604     1,411,642
    625,000  Caterpillar, Inc., 6.550%, due 05/01/11...  A2            623,300       657,821
  1,250,000  Cendant Corp.,144-A, 6.875%, due
              08/15/06.................................  Baa1        1,251,945     1,129,390
    330,000  Centex Corp., 9.750%, due 06/15/05........  Baa2          329,993       364,907
  1,120,000  Conoco, Inc., 6.950%, due 04/15/29........  Baa1        1,082,662     1,057,738
  2,765,000  Delhaize America, Inc., 144-A, 8.125%, due
              04/15/11.................................  Baa3        2,788,777     3,043,355
             Equistar Chemicals LP,
    595,000   8.750%, due 02/15/09.....................  Ba2           583,037       525,336
    285,000   10.125%, due 09/01/08, 144-A,............  Ba2           285,000       262,912
             Ford Motor Credit Co.,
    650,000   6.875%, due 02/01/06.....................  A2            648,863       669,329
  2,010,000   7.375%, due 02/01/11.....................  A2          2,105,280     2,053,404
    505,000  Goodyear Tire & Rubber Co., 7.857%, due
              08/15/11.................................  Baa3          505,000       477,679
    470,000  Harrah's Operating Co., Inc.,144-A,
              7.125%, due 06/01/07.....................  Baa3          469,615       454,010
    780,000  International Paper Co., 6.750%, due
              09/01/11.................................  Baa2          780,000       781,019
    600,000  Nabisco, Inc., 7.550%, due 06/15/15.......  A2            643,613       635,799
  1,410,000  Northrop Grumman Corp., 7.125%, due
              02/15/11.................................  Baa3        1,417,672     1,475,909
    640,000  Occidental Petroleum Corp., 8.450%, due
              02/15/29.................................  Baa2          723,403       709,023
  1,205,000  Phillips Petroleum Co., 8.500%, due
              05/25/05.................................  A3          1,317,650     1,341,269
    585,000  Pure Resources, Inc.,144-A, 7.125%, due
              06/15/11.................................  Baa3          580,577       585,642
    640,000  Rohm & Haas Co., 7.850%, due 07/15/29.....  A3            701,779       676,988
    395,000  Target Corp., 7.000%, due 07/15/31........  A2            397,977       396,510
  1,105,000  Transocean Sedco Forex, Inc., 6.625%, due
              04/15/11.................................  Baa2        1,099,221     1,104,491
    745,000  Tyson Foods, Inc., 144-A, 8.250%, due
              10/01/11.................................  Baa3          748,520       759,900
    330,000  Valero Energy Corp., 8.750%, due
              06/15/30.................................  Baa3          392,113       371,366
    770,000  Viacom, Inc., 8.625%, due 08/01/12........  A3            861,901       894,263
    145,000  Wal-Mart Stores, Inc., 6.875%, due
              08/10/09.................................  Aa2           155,841       157,007
    340,000  Waste Management, Inc., 7.375%, due
              08/01/10.................................  Ba1           353,900       356,647
                                                                  ------------  ------------
                                                                    26,524,743    26,739,178
                                                                  ------------  ------------

                       See Notes to Financial Statements.

                               SEPTEMBER 30, 2001

                                                         MOODY'S
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
             FINANCE--(19.3%)
$ 2,420,000  Bank of America Corp., 7.400%, due
              01/15/11.................................  Aa3      $  2,483,598  $  2,641,783
    630,000  Bank One Corp., 7.875%, due 08/01/10......  A1            670,489       705,800
  2,915,000  Citigroup, Inc., 7.250%, due 10/01/10.....  Aa3         3,002,207     3,172,832
  2,800,000  CS First Boston Mortgage Securities Corp.,
              7.545%, due 04/14/62.....................  AAA*        3,026,625     3,103,053
    635,000  DLJ Commercial Mortgage Corp., 00-CKP1,
              Class A1B, 7.180%, due 08/10/10..........  Aaa           638,274       692,233
    550,000  EOP Operating LP, 7.000%, due 07/15/11....  Baa1          554,169       562,576
  1,440,000  First Union National Bank, 7.800%, due
              08/18/10.................................  A1          1,528,364     1,599,811
  1,220,000  General Motors Acceptance Corp., 6.875%,
              due 09/15/11.............................  A2          1,216,328     1,196,336
    570,000  Goldman Sachs Group, Inc., 6.875%, due
              01/15/11.................................  A1            568,415       587,290
  3,025,000  Household Finance Corp., 6.750%, due
              05/15/11.................................  A2          3,007,408     3,107,089
  1,260,000  Liberty Financial Co., 7.625%, due
              11/15/28.................................  A3          1,246,921     1,287,695
  1,490,000  Merrill Lynch Mortgage Investors, Inc.,
              99-C1, Class A2, 7.560%, due 11/15/31....  AAA*        1,614,076     1,650,877
  1,945,000  Morgan Stanley Dean Witter, 6.750%, due
              04/15/11.................................  Aa3         1,952,445     1,996,861
  1,800,000  Norwest Asset Securities Corp., Series
              96-2, 7.000%, due 09/25/11...............  AAA*        1,814,625     1,857,960
             Prudential Mortgage Capital Funding, LLC,
              00-ROCK,
    870,000  Class A2, 6.605%, due 05/10/34............  Aaa           874,350       917,573
  1,500,000  Wells Fargo Bank N.A., 6.450%, due
              02/01/11.................................  Aa2         1,481,190     1,552,398
                                                                  ------------  ------------
                                                                    25,679,484    26,632,167
                                                                  ------------  ------------
             INTERNATIONAL--(15.0%)
  2,500,000  Augusta Funding Ltd., 7.375%, due
              04/15/13.................................  Aaa         2,426,113     2,580,700
  1,655,000  Barclays Bank PLC, 144-A, 8.550%, due
              06/15/11.................................  Aa3         1,652,733     1,876,340
  1,245,000  Empresa Nacional de Electricidad S.A.,
              8.125%, due 02/01/97.....................  Baa1        1,184,791       920,985
  1,355,000  HSBC Capital Funding LP, 144-A, 9.547%,
              due 12/29/49.............................  A2          1,447,154     1,579,781

                       See Notes to Financial Statements.

                               SEPTEMBER 30, 2001

                                                         MOODY'S
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
$   905,000  ING Capital Funding Trust III, 8.439%, due
              12/31/49.................................  A1       $    971,800  $    995,801
  3,000,000  Philips Electronics, 7.750% Debenture, due
              05/15/25.................................  A3          2,990,353     3,277,290
             Petroleum Geo-Services,
    300,000   6.625%, due 03/30/08.....................  Baa3          276,405       275,235
  1,440,000   7.500%, due 03/31/07.....................  Baa3        1,398,104     1,402,344
  1,200,000  Ras Laffan Liquified Natural Gas, 144-A,
              8.294% Secured Note, due 03/15/14........  Baa2        1,090,326     1,264,500
  1,900,000  United Mexican States, 9.875%, due
              02/01/10.................................  Baa3        1,928,900     2,028,250
  1,335,000  Telus Corp., 8.000%, due 06/01/11.........  Baa2        1,328,031     1,415,237
  1,275,000  Tyco International Group, 7.000%, due
              06/15/28.................................  Baa1        1,265,807     1,222,177
  1,565,000  Vodafone Group PLC, 7.750%, due
              02/15/10.................................  A2          1,658,245     1,712,558
                                                                  ------------  ------------
                                                                    19,618,762    20,551,198
                                                                  ------------  ------------
             COMMUNICATION--(9.7%)
  1,435,000  AT&T Wireless Services, Inc., 144-A,
              7.875%, due 03/01/11.....................  Baa2        1,464,813     1,538,179
  1,350,000  Citizens Communications Co., 9.250%, due
              05/15/11.................................  Baa2        1,351,773     1,492,210
    320,000  Comcast Cable Communications, 6.750%, due
              01/30/11.................................  Baa2          317,552       321,386
  1,290,000  News America Holdings, Inc., 7.125%, due
              04/08/28.................................  Baa3        1,146,698     1,133,495
  2,270,000  Qwest Capital Funding, Inc., 7.900%, due
              08/15/10.................................  Baa1        2,324,544     2,390,662
  1,705,000  Sprint Capital Corp., 7.625%, due
              01/30/11.................................  Baa1        1,706,488     1,803,503
  1,500,000  Verizon Global Funding Corp., 7.750%, due
              12/01/30.................................  A1          1,544,543     1,612,010
  3,020,000  WorldCom, Inc., 7.500%, due 05/15/11......  A3          2,988,860     3,080,210
                                                                  ------------  ------------
                                                                    12,845,271    13,371,655
                                                                  ------------  ------------
             UTILITIES--(5.8%)
  1,400,000  Consolidated Edison, 7.500% Debenture, due
              09/01/10.................................  A1          1,389,332     1,505,119
  1,300,000  Dominion Resources, Inc., Class B, 7.625%,
              due 07/15/05.............................  Baa1        1,385,116     1,412,460

                       See Notes to Financial Statements.

                               SEPTEMBER 30, 2001

                                                         MOODY'S
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
             Duke Energy Field Services LLC,
$   655,000   6.875%, due 02/01/11.....................  Baa2     $    657,781  $    665,647
    605,000   7.875%, due 08/16/10.....................  Baa2          648,616       658,483
    850,000  Mirant Americas Generation, Inc., 144-A,
              7.625%, due 05/01/06.....................  Baa3          857,130       891,568
    750,000  Nisource Finance Corp., 7.875%, due
              11/15/10.................................  Baa2          745,553       835,502
  1,000,000  Sempra Energy, 7.950%, due 03/01/10.......  A2            997,380     1,060,352
  1,000,000  Williams Cos., Inc., 7.125%, due
              09/01/11.................................  Baa2          998,139     1,017,442
                                                                  ------------  ------------
                                                                     7,679,047     8,046,573
                                                                  ------------  ------------
             TRANSPORTATION--(4.2%)
  1,500,000  Delta Airlines, Inc., 10.500%, due
              04/30/16.................................  Baa3        1,828,950     1,531,110
  1,645,000  Erac U.S.A. Finance Co., 144-A, 8.000%,
              due 01/15/11.............................  Baa1        1,717,139     1,698,451
  3,000,000  United Airlines, Inc., 7.870%, due
              01/30/19.................................  Ba2         3,000,000     2,583,990
                                                                  ------------  ------------
                                                                     6,546,089     5,813,551
                                                                  ------------  ------------
             Total Corporate Bonds and Notes...........             98,893,396   101,154,322
                                                                  ------------  ------------
             Total Debt Securities.....................            133,319,858   137,182,360
                                                                  ------------  ------------
  SHARES
-----------
             SHORT-TERM SECURITIES--(0.5%)
    619,213  Brinson Supplementary Trust U.S. Cash
              Management Prime Fund....................                619,213       619,213
                                                                  ------------  ------------
             Total Investments 100%....................           $133,939,071  $137,801,573
                                                                  ============  ============

------------------------

(a)      Moody's as a matter of policy, does not rate this issue.

* Standard & Poor's Corporation rating. Security is not rated by Moody's Investor Service, Inc.

144-A Securities exempt from registration under Rule 144-A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2001, the value of these securities amounted to $15,084,028 or 10.95% of the total portfolio of investments.

REMIC  Real Estate Mortgage Investment Conduit

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

    Fort Dearborn Income Securities, Inc. ("the Company") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management company. The Company invests principally in investment grade long-term fixed income debt securities with the primary objective of providing its shareholders with:

    - a stable stream of current income consistent with external interest rate conditions, and

    - a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market.

    The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    A. SECURITY VALUATIONS -- Investments are valued based on available quoted bid prices on the valuation date. Short-term securities are valued at amortized cost, which approximates value.

    B. INVESTMENT INCOME AND SECURITY TRANSACTIONS -- Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date. Security transactions are accounted for on the trade date. The Company has elected to amortize market discount and premium on all issues purchased. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a first-in first-out basis.

    C. FEDERAL INCOME TAXES -- It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses, which are not recognized for tax purposes until the first day of the following fiscal year along with losses from wash sales.

    At September 30, 2001 for federal income tax purposes, the cost for long and short-term investments is $134,019,712, the aggregate gross unrealized appreciation is $5,272,640, and the aggregate gross unrealized depreciation is $1,490,779, resulting in net unrealized appreciation of investments of $3,781,861.

2. NET ASSET VALUATIONS

    The net asset value of the Company's shares is determined each week as of the close of business on the last day on which the New York Stock Exchange is open, on the last business day of each month, on the

                               SEPTEMBER 30, 2001

2. NET ASSET VALUATIONS (CONTINUED)

eighth trading day prior to the dividend payment date and on the last business day of each calendar quarter, if such days are other than the last business day of the week.

3. DISTRIBUTIONS

    Dividends and distributions payable to shareholders are recorded by the Company on the record date. Net realized gains from the sale of investments, if any, are distributed annually. Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent and temporary book and tax basis differences. Permanent book and tax differences of $11,940 were reclassified from undistributed net investment income to accumulated net realized gain (loss) on investments due to gain paydown adjustments from mortgage-backed securities.

    Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    In January 2002, the Company will provide tax information to shareholders for the 2001 calendar year.

4. CAPITAL STOCK

    At September 30, 2001, there were 12,000,000 shares of $.01 par value capital stock authorized, and shareholder capital of $135,120,133. During the year ended September 30, 2001 no new shares were issued as part of the dividend reinvestment plan and no shares were repurchased in the open market.

5. PURCHASES AND SALES OF SECURITIES

    Purchases and sales (including maturities) of portfolio securities during the year ended September 30, 2001, were as follows: debt securities and preferred stock, $104,463,342 and $108,365,795, respectively; short-term securities, $50,039,497 and $50,914,933, respectively: and United States government debt obligations, $86,405,554 and $81,797,817, respectively.

6. MANAGEMENT AND OTHER FEES

    Under an agreement between the Company and Brinson Partners, Inc. ("the Advisor"), the Advisor manages the Company's investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive and administrative functions for the Company. In return for these services, the Company pays the Advisor a quarterly fee of 1/8 of 1% (annually 1/2 of 1%) of the Company's average weekly net assets up to $100,000,000 and 1/10 of 1% (annually 2/5 of 1%) of average weekly net assets in excess of $100,000,000.

    All Company officers serve without direct compensation from the Company.

    Fort Dearborn Income Securities, Inc. invest in shares of the Brinson Supplementary Trust U.S. Cash Management Prime Fund ("Supplementary Trust"). The Supplementary Trust is an investment company managed by the Advisor. The Supplementary Trust is offered as a cash management option only to mutual

                               SEPTEMBER 30, 2001

6. MANAGEMENT AND OTHER FEES (CONTINUED)

funds and other accounts managed by the Advisor. The Supplementary Trust pays no management fees. Distributions from the Supplementary Trust are reflected as interest income on the statement of operations. Amounts relating to those investments at September 30, 2001 and for the period ended are summarized as follows:

                                                                                               % OF
                                             COST OF        SALES      INTEREST                NET
FUND                                        PURCHASE      PROCEEDS      INCOME     VALUE      ASSETS
----                                       -----------   -----------   --------   --------   --------
Brinson Supplementary Trust U.S. Cash
  Management Prime Fund..................  $49,983,759   $50,914,933   $87,322    $619,213     0.4%

7. MORTGAGE BACKED SECURITIES AND OTHER INVESTMENTS

    The Company invests in Mortgage Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. Most of the securities are guaranteed by federally sponsored agencies -- Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). However, some securities may be issued by private, non-governmental corporations. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher.

    The Company invests in Collateralized Mortgage Obligations (CMOs). A CMO is a bond which is collateralized by a pool of MBS. The Company also invests in REMICs (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization Class
(PAC) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk. A GPM (Graduated Payment Mortgage) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower's mortgage balance. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

    The Company invests in Asset Backed Securities, representing interests in pools of certain types of underlying installment loans or leases or by revolving lines of credit. They often include credit enhancement that help limit investors exposure to the underlying credit. These securities are valued on the basis of timing and certainty of cash flows compared to investments with similar durations.

                               SEPTEMBER 30, 2001

8. CHANGE IN INDEPENDENT AUDITORS

    The Board of Directors engaged Ernst & Young LLP as the Company's independent accountants for the fiscal year ended September 30, 2001. KPMG LLP ceased being the Company's independent accountants effective September 5, 2001. The cessation of the client-auditor relationship between the Company and KPMG was based solely on the fact that KPMG would not be independent if any of its covered persons had any financial interest in any affiliate of the Advisor and that it could not make such determination prior to commencing its audit of the September 30, 2001 fiscal year financial statements.

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Fort Dearborn Income Securities, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Fort Dearborn Income Securities, Inc., (the "Company") as of September 30, 2001, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2000, and financial highlights for each of the four years in the period ended September 30, 2000, were audited by other auditors whose report dated
October 26, 2000, expressed an unqualified opinion on the statement of changes in net assets and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fort Dearborn Income Securities, Inc. as of September 30, 2001, and the results of its operations, the change in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

New York, New York
October 26, 2001

                REPORT ON THE AUTOMATIC DIVIDEND INVESTMENT PLAN

    THE COMPANY'S AUTOMATIC DIVIDEND INVESTMENT PLAN, OPERATED FOR THE CONVENIENCE OF THE SHAREHOLDERS, HAS BEEN IN OPERATION SINCE THE DIVIDEND PAYMENT OF MAY 5, 1973.

    For the year ended September 30, 2001, 83,096 shares were purchased for the Plan participants. The breakdown of these shares is listed below:

                                                           WHERE
                                  NO. OF                   SHARES
           DIVIDEND               SHARES     AVERAGE        WERE
         PAYMENT DATE           PURCHASED     PRICE      PURCHASED
--------------------------------------------------------------------
December 15, 2000                 23,384      $13.78    Open Market
March 23, 2001                    20,360      $14.84    Open Market
June 15, 2001                     20,007      $15.00    Open Market
September 17, 2001                19,345      $15.51    Open Market

    As explained in the Plan, shares are purchased at the lower of the market value (including commission) or net asset value, depending upon availability. The expense of maintaining the Plan, $1.35 for each participating account per dividend payment, is borne by the Company. Shareholders who have not elected to participate in the Plan receive all dividends in cash.

    The Plan had 882 participants on September 17, 2001. Under the terms of the Plan, any shareholder may terminate participation by giving written notice to the Company. Upon termination, a certificate for all full shares, plus a check for the value of any fractional interest in shares, will be sent to the withdrawing shareholders, unless the sale of all or part of such shares is requested. ANY REGISTERED SHAREHOLDER WHO WISHES TO PARTICIPATE IN THE PLAN MAY DO SO BY WRITING TO EQUISERVE TRUST COMPANY N.A. OF NEW YORK, P.O. BOX 2500, JERSEY CITY, NJ 07303-2500 OR CALLING THEM AT (800) 446-2617. A copy of the Plan and enrollment card will be mailed to you. Shareholders who own shares in nominee name should contact their brokerage firm. All new shareholders will receive a copy of the Plan and a card, which may be signed to authorize reinvestment of dividends pursuant to the Plan.

    * THE INVESTMENT OF DIVIDENDS DOES NOT RELIEVE PARTICIPANTS OF ANY INCOME TAX WHICH MAY BE PAYABLE THEREON. THE COMPANY STRONGLY RECOMMENDS THAT ALL AUTOMATIC DIVIDEND INVESTMENT PLAN PARTICIPANTS RETAIN EACH YEAR'S FINAL STATEMENT ON THEIR PLAN PARTICIPATION AS A PART OF THEIR PERMANENT TAX RECORD. THIS WILL INSURE THAT COST INFORMATION IS AVAILABLE IF AND WHEN IT IS NEEDED.

BOARD OF DIRECTORS

RICHARD M. BURRIDGE
Chairman of the Board

ADELA CEPEDA
Director

C. RODERICK O'NEIL, CFA
Director

FRANK K. REILLY, CFA
Director

EDWARD M. ROOB
Director

OFFICERS

JEFFREY J. DIERMEIER, CFA
President

CRAIG G. ELLINGER, CFA
Vice President & Portfolio Manager

JOSEPH A. ANDERSON
Secretary & Treasurer

ROBERT M. FASCIA
Assistant Secretary & Assistant Treasurer

FORT DEARBORN
INCOME SECURITIES, INC.

209 S. LaSalle St.
Eleventh Floor
Chicago, Illinois 60604-1295
(312) 346-0676

STOCK TRANSFER AND
DIVIDEND DISBURSEMENT
AGENT
(1-800-446-2617)

Mail correspondence to:
EquiServe
P.O. Box 2500
Jersey City, New Jersey 07303-2500

Mail stock certificates to:
EquiServe
P.O. Box 2506
Jersey City, New Jersey 07303-2506

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

LEGAL COUNSEL
Winston & Strawn
35 West Wacker Drive
Chicago, IL 60601

FORT DEARBORN INCOME SECURITIES, INC.

[LOGO] FTD                      [LOGO] The
Listed                          Chicago
NYSE                            Stock Exchange

                 FORT
                 DEARBORN
                 INCOME
                 SECURITIES,
                 INC.

   ANNUAL REPORT
   SEPTEMBER 30, 2001